UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2009

TRANSWITCH CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive
Shelton, Connecticut 06484
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 929-8810

  Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Exchange Agreements

On October 26, 2009, TranSwitch Corporation (the “Company”), pursuant to separate exchange agreements, each dated October 20, 2009 (“Exchange Agreements”) with each of the holders of all of the Company’s 5.45% Convertible Notes due September 30, 2010 (“Existing Notes”), completed its exchange of $10,013,000 aggregate principal amount of its Existing Notes for an equal principal amount of new 5.45% Convertible Notes due September 30, 2011 (the “New Notes”) (the “Exchange”) in a private offering pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Exchange Agreements are qualified in their entirety by reference to the full text of the Exchange Agreements, which are attached hereto as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

New Notes and Indenture

The New Notes were issued under an indenture dated October 26, 2009 (the “Indenture”) by and among the Company and U.S. Bank National Association, as trustee. The New Notes will mature on September 30, 2011 and are convertible into shares of the Company’s common stock.

The New Notes will bear interest at a rate of 5.45% per annum.  Interest is payable monthly on the New Notes and will begin to accrue as of October 26, 2009.

The New Notes will be convertible, at the option of the holder, at any time on or prior to maturity, other than a redemption date, at an initial conversion ratio of 1,111.1111 per $1,000 in principal amount of New Notes.

If a holder of the New Notes converts such New Notes in connection with a corporate transaction that constitutes a change in control, pursuant to which 10% or more of the consideration for the Company’s common stock in such transaction consists of cash or securities (or other property) that are not traded or scheduled to be traded immediately following such transaction on a U.S. national securities exchange or any United States system of automated dissemination of quotations of securities prices or an established over-the-counter trading market in the United States, at any time prior to July 6, 2011, then in addition to the Conversion Shares (as defined in the Indenture), such holder is entitled to receive upon such conversion, a make-whole payment premium in cash to such holder.

Commencing on October 30, 2009, $417,000 aggregate principal amount of the Company’s securities shall be redeemed by the Company on each Interest Payment Date (as defined in the Indenture), each a Mandatory Redemption.

The Redemption Price (as defined in the Indenture) in respect of any Mandatory Redemption may be paid or duly provided for in shares of the Company’s common stock, solely at the Company’s option and upon the satisfaction or waiver of certain conditions.  If the Company elects to make any payment of or provision for principal in shares of its common stock, the shares to be delivered will be valued at the lower of $0.90 (subject to adjustment as provided in the Indenture) or 90% of the arithmetic average of the daily volume-weighted average price of the common stock for the ten (10) consecutive trading days ending on or including the second trading day immediately preceding the applicable interest payment date; provided, however, that such Redemption Price, as so valued, shall not be less than $0.45.

The Company may redeem some or all of the New Notes at any time prior to maturity in cash at 100% of the principal amount, plus accrued and unpaid interest; provided, however, that the New Notes will not be redeemable during such period unless the closing price per share of Common Stock exceeds 150% of the conversion price, which shall initially be $.90, for at least 20 trading days within a period of 30 consecutive trading days ending within five trading days immediately preceding the aforesaid notice to holders.

A holder may require the Company to repurchase the New Notes upon a change in control in cash at 100% of the principal amount, plus accrued and unpaid interest.

The New Notes are unsecured and unsubordinated obligations and will rank on a parity in right of payment with all the Company’s existing and future unsecured and unsubordinated indebtedness.

The Indenture contains certain covenants that limit, among other things, the Company’s ability to incur additional debt. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The Indenture provides for certain customary events of default, including failure to make payments in respect of the principal amount of the New Notes, failure to make payments of the interest on the New Notes when it becomes due and payable, failure to comply with certain covenants and agreements, failure to file certain periodic reports, and certain events of bankruptcy or insolvency. An event of default under the Indenture will allow the trustee or the holders of at least 25% in principal amount of the then-outstanding New Notes to declare the principal of and accrued but unpaid interest on the New Notes to be due and payable immediately.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Current Report Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report Form 8-K is hereby incorporated by reference into this Item 3.02.  The issuance of the New Notes and the underlying shares of common stock have not been registered under the Securities Act in reliance on Section 3(a)(9) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture by and between TranSwitch Corporation and U.S. Bank National Association, as trustee, dated October 26, 2009.

10.1	Exchange Agreement by and among TranSwitch Corporation, QVT Fund LP and Quintessence Fund LP, dated as of October 20, 2009.

10.2	Exchange Agreement by and among TranSwitch Corporation, JGB Capital LP, JGB Capital Offshore Ltd. and SAMC LLC, dated as of October 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

October 26, 2009	By:	/s/ Robert A. Bosi
	Name:	Robert A. Bosi
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture by and between TranSwitch Corporation and U.S. Bank National Association, as trustee, dated October 26, 2009.
10.1	Exchange Agreement by and among TranSwitch Corporation, QVT Fund LP and Quintessence Fund LP, dated as of October 20, 2009.
10.2	Exchange Agreement by and among TranSwitch Corporation, JGB Capital LP, JGB Capital Offshore Ltd. and SAMC LLC, dated as of October 20, 2009.